Exhibit 10.7

AMENDMENT NO. 1 TO WARRANT

Amendment No. 1 to that certain warrant dated August 4, 2022 dated as of November 16, 2022 (the “Amendment”), between Scripps Safe, Inc., a Delaware Corporation, (the “Company”), and Greentree Financial Group, Inc., (“Greentree”, and together with the Company, the “Parties”, and each, a “Party”).

WHEREAS, the Parties have entered into a Loan Agreement dated as of August 4, 2022, pursuant to which Greentree has agreed to loan the Company up to $250,000 (the “Existing Agreement”) and desire to amend the warrant dated August 4, 2022 to purchase up to 200,000 shares of the Company’s common stock at an exercise price of $2.00 per share (the “Existing Warrant”) issued in connection with the Existing Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Existing Warrant.

2. Amendments to the Existing Warrant. The Existing Warrant is hereby amended as follows:

(a) The pre-amble to the Existing Warrant shall be hereby amended to provide that the Warrants shall not be exercisable until the Company’s IPO or some other event that results in the Company’s common stock becoming publicly traded as opposed to the Warrant being exercisable into common stock immediately upon issuance.

3. Except as expressly set forth herein, the Existing Agreement and Existing Warrant are unmodified and remain in full force and effect and the execution of this Amendment does not and shall not constitute an amendment of any other rights to which the parties are entitled pursuant to the Existing Agreement or Existing Warrant

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Amendment on the date first written above.

SCRIPPS SAFE, INC.

By	/s/ Jacqueline Anz
Name:	Jacqueline Anz
Title:	Chief Executive Officer

GREENTREE FINANCIAL GROUP, INC.

By	/s/ Robert Chris Cottone
Name:	Robert Chris Cottone
Title:	Vice President

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